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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 9 , 1998

                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-20).

                                  CWMBS, INC.

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            (Exact name of registrant as specified in its charter)

        Delaware                   333-53861                 95-4449516
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(State or Other Jurisdiction     (Commission              (I.R.S. Employer
          of Incorporation)      File Number)             Identification No.)



            4500 Park Granada
            Calabasas, California                   91302
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           (Address of Principal                   Zip Code
             Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
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

Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-20, Countrywide Securities Corporation ("CSC"), as the Underwriter of the Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated November 9, 1998.

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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated November 9, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-20.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. CSC Computational Materials filed on Form SE dated November 9, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.



                                    By: /s/ Celia Coulter
                                        -----------------------------------
                                            Celia Coulter
                                                         Vice President

Dated:  November 9, 1998

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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1.     CSC Computational Materials filed on Form SE dated
          November 9, 1998.

                                 EXHIBIT 99.1
                                 ------------

     CSC Computational Materials filed on Form SE dated November 9, 1998.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                             November 10, 1998

BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: CWMBS, Inc.
             Mortgage Pass-Through Certificates,
             Series 1998-20
             ------------------------------------

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                            Very truly yours,

                                            /s/ Amy Sunshine

                                            Amy Sunshine

Enclosure